SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 October 8, 2002

                                    Dice Inc.
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             (Exact name of registrant as specified in its charter)




            Delaware                    0-25107                   13-3899472
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(State or Other Jurisdiction    (Commission File Number)       (I.R.S. Employer
      of Incorporation)              Identification                 Number)


                     3 Park Avenue, New York, New York 10016
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               (Address of principal executive offices) (zip code)


                                 (212) 725 6550
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              (Registrant's telephone number, including area code)
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ITEM 5. Other Events and Regulation FD Disclosure

On October 8, 2002, the Company received a NASDAQ Staff Determination indicating that it was not in compliance with the $3.00 minimum bid price requirement for continued listing set forth in Marketplace Rule 4450(b)(4) and that its common stock is, therefore, subject to delisting from the NASDAQ National Market. The Company plans to request a hearing before a NASDAQ Listing Qualifications Panel to review the Staff Determination. On October 9, 2002, the Company issued a press release announcing its receipt of the notice, as well as its intention to report on October 16, 2002 full results for the third quarter 2002 and its expectations with respect to those results. The full text of the press release is attached as Exhibit 99.1 hereto.

ITEM 7. Exhibits.

Exhibit
Number            Description
------            -----------

99.1              Press Release dated October 9, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         DICE INC.



                                        By:/s/ Brian P. Campbell
                                           -------------------------------------
                                           Name:   Brian P. Campbell, Esq.
                                           Title:  Vice President and General
                                                   Counsel



Dated: October 9, 2002